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                                                                    EXHIBIT 31.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Barry R. Edwards, certify that:


         1. I have reviewed this Quarterly Report on Form 10-Q/A of Impax Laboratories, Inc.; and

         2. Based on my knowledge, this report does not contain any untrue statement of material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.





May 26, 2004                                    /s/ Barry R. Edwards
                                                ---------------------------
                                                Barry R. Edwards
                                                Chief Executive Officer